DIAMOND HOME SERVICES, INC.
                     AMENDMENT TO WAIVER TO CREDIT AGREEMENT


Harris Trust and Savings Bank        Bank of America National Trust and
Chicago, Illinois                      Savings Association
                                     Chicago, Illinois
LaSalle National Bank
Chicago, Illinois

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of April 20, 1998, as amended by that certain letter agreement dated as of April 23, 1998, that certain First Amendment dated as of August 13, 1998 and that certain Second Amendment (the "SECOND AMENDMENT") dated as of November 13, 1998 (such Credit Agreement as so amended being hereinafter referred to as the "CREDIT AGREEMENT"), and currently in effect by and among, Diamond Home Services, Inc., a Delaware corporation (the "BORROWER"), and you (the "BANKS"). Reference is also hereby made to that Certain Waiver to Credit Agreement dated as of December 23, 1998 and currently in effect by and among the Borrower and the Banks (the "DECEMBER 1998 WAIVER"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         The Second Amendment waives the Borrower's noncompliance with the minimum EBITDA covenant set forth in Section 8.26(b) of the Credit Agreement. The December 1998 Waiver waives the Borrower's compliance as of December 31, 1998 with the Interest Coverage Ratio covenant set forth in Section 8.25 of the Credit Agreement. Pursuant to the December 1998 Waiver, the effectiveness of the Second Amendment's waiver of Section 8.26(b) and the December 1998 Waiver's waiver of compliance with Section 8.25 as of December 31, 1998 are each conditioned upon the effectiveness no later than January 20, 1999 (the "AMENDMENT DEADLINE") of an amendment to the Credit Agreement described in the Second Amendment. The Borrower hereby requests that the Banks amend the December 1998 Waiver to extend the Amendment Deadline to February 21, 1999, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

         1. AMENDMENT. Effective upon the Borrower's acceptance of this Amendment in the space provided for that purpose below, the Banks hereby extend the Amendment Deadline to February 12, 1999 (the "NEW AMENDMENT DEADLINE") and any reference to the Amendment Deadline in the Waiver shall be deemed a reference to the New Amendment Deadline.

         2. SECOND AMENDMENT FEE. The Banks agree to defer until the New Amendment Deadline the $168,750 balance of the Amendment Fee due and payable pursuant to the Second Amendment. The Borrower's failure to pay the balance of this Amendment Fee when due and payable shall constitute an Event of Default. No additional fee is due and payable in consideration of this Amendment.

         3. REPRESENTATIONS. In order to induce the Banks to execute and deliver this Waiver, the Borrower hereby represents to the Banks that as of the date upon which this Amendment becomes effective, after giving effect to this Amendment, the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement, as amended hereby, and no Default or Event of Default shall have occurred and be continuing under the Credit Agreement.

         4. MISCELLANEOUS.

         4.01 Except as specifically waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as specifically amended hereby.

         4.02 This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

         4.03 The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Banks in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Agent with respect to the foregoing.

Dated as of December 20, 1999

                                  DIAMOND HOME SERVICES, INC.


                                  By /s/
                                  Its Vice President and Chief Financial Officer

Accepted and agreed to in Chicago, Illinois as of the date and year last above written.

                                  HARRIS TRUST AND SAVINGS BANK


                                  By /s/
                                  Its Vice President



                                  LASALLE NATIONAL BANK


                                  By /s/
                                  Its Assistant Vice President



                                  BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION (successor by merger to Bank of America Illinois)


                                 By /s/
                                 Its Senior Vice President